UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 13, 2026

MasterCraft Boat Holdings, Inc.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-37502	06-1571747
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

100 Cherokee Cove Drive
Vonore, Tennessee	37885
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: 423 884-2221

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	MCFT	The Nasdaq Stock Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01 Other Events.

As reported in a Current Report on Form 8-K filed with the U.S. Securities and Exchange Commission (the “SEC”) on May 15, 2026, as amended by a Current Report on Form 8-K/A filed with the SEC on June 12, 2026, MasterCraft Boat Holdings, Inc., a Delaware corporation (the “Company”), completed the transactions (the “Transactions”) contemplated by that certain Agreement and Plan of Merger, dated as of February 5, 2026, by and among the Company, Titan Merger Sub 1, Inc., a Delaware corporation and a direct wholly owned subsidiary of the Company (“Merger Sub 1”), Titan Merger Sub 2, LLC, a Delaware limited liability company and a direct wholly owned subsidiary of the Company (“Merger Sub 2”), and Marine Products Corporation, a Delaware corporation (“Marine Products”), whereby (i) Merger Sub 1 merged with and into Marine Products (the “First Merger”), with Marine Products surviving the First Merger as a direct wholly owned subsidiary of the Company, and (ii) immediately following the First Merger, Marine Products merged with and into Merger Sub 2 (the “Second Merger”), with Merger Sub 2 surviving the Second Merger as a wholly owned subsidiary of the Company. This Current Report on Form 8-K is being filed to provide certain unaudited pro forma combined financial statements of the Company for the fiscal year ended June 30, 2026 so that such financial statements are available to be incorporated into any future registration statements (or amendments thereto). A pro forma balance sheet is not presented as of the fiscal year ended June 30, 2026, as the Company’s most recent balance sheet already reflects the Transactions. This Current Report on Form 8-K should be read in connection with the Company’s May 15, 2026 and June 12, 2026 filings referenced above, which together provide a more complete description of the Transactions.

Item 9.01 Financial Statements and Exhibits.

(b) Pro forma financial information

The unaudited pro forma condensed combined statement of operations for the fiscal year ended June 30, 2026 is furnished with this Current Report on Form 8-K as Exhibit 99.1 and incorporated herein.

(d) Exhibits

The following exhibits are being furnished as part of this report:

Exhibit No.	Description

99.1	Unaudited Pro Forma Condensed Combined Statement of Operations for the fiscal year ended June 30, 2026

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Current Report to be signed on its behalf by the undersigned thereunto duly authorized.

MASTERCRAFT BOAT HOLDINGS, INC.

Date: October 13, 2026	By:	/s/ W. SCOTT KENT
W. Scott Kent
Chief Financial Officer